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       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                             INTERCREDITOR AGREEMENT
                             -----------------------


     THIS INTERCREDITOR AGREEMENT is made this 10th day of October 1996 by and between NATIONAL CANADA FINANCE CORP., a Delaware corporation with an office and place of business at 125 West 55th Street, New York, New York 10019 ("NCFC"), and JOSEPH M. LOBOZZO II, with an office at 690 Portland Avenue, Rochester, New York 14621 ("Lobozzo").

                              W I T N E S S E T H :

     WHEREAS, Delta Computec Inc. ("DCI") and Delta Data Net, Inc. ("DDI") are parties with NCFC to a Credit Agreement as of April 1, 1994, as the same has been amended from time to time; and

     WHEREAS, contemporaneously with the execution of this Intercreditor Agreement, NCFC has assigned to Lobozzo all of its right, title and interest in and to the Credit Agreement, the indebtedness evidenced by the Credit Agreement and all related promissory notes and all security agreements relating thereto, except to the extent that such right, title and interest relates to indebtedness of DCI (but not DDI) to NCFC under the NCFC Note (as hereinafter defined) and except that NCFC retains a shared security interest with Lobozzo in the spare parts inventory of DCI ("Shared Collateral"); and

     WHEREAS, following such assignment, the indebtedness of DCI retained by NCFC shall be evidenced by an Amended and Restated Promissory Note dated the date hereof in the principal

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amount of $750,000 (the "NCFC Note") and shall be secured by a security interest in the Shared Collateral pursuant to an Amended and Restated Security Agreement; and

     WHEREAS, following the assignment, the indebtedness of DCI and DDI to Lobozzo shall be evidenced by an Amended and Restated Credit Agreement dated the date hereof (the "Lobozzo Credit Agreement") and an Amended and Restated Promissory Note dated the date hereof in the maximum principal amount of $2,550,000 (the "Lobozzo Note"), shall be secured by a security interest in all of DCI's and DDI's personal property, including the Shared Collateral, and shall be guaranteed by SAI/Delta, Inc. ("SAI"), which guaranty shall be secured by a security interest in all of SAI's personal property; and

     WHEREAS, NCFC and Lobozzo desire to set forth in writing their agreement concerning the application of the proceeds of Shared Collateral and certain other matters;


     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, NCFC and Lobozzo agree as follows:

     1. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the NCFC Note.

     2. Any proceeds realized from the sale or other disposition of Shared Collateral (the "Proceeds of Shared Collateral") shall be applied as follows:

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     (a) The Proceeds of Shared Collateral shall be applied first to pay the actual costs and expenses of the party liquidating the Shared Collateral, to the extent, and only to the extent, such expenses are specifically related to exercising rights of a creditor against the Shared Collateral.

     (b) After payment of such costs and expenses, any of the Proceeds of Shared Collateral remaining shall be applied to repayment of all amounts outstanding under the NCFC Note.

     (c) After repayment in full of all amounts outstanding under the NCFC Note, any of the Proceeds of Shared Collateral remaining shall be applied to repayment of all amounts outstanding under the Lobozzo Credit Agreement and the Lobozzo Note.

     3. The application of proceeds of collateral described above shall be effective irrespective of the time or order in which the security interests described above arise, attach or perfected by filing, recording or otherwise. The liens of Lobozzo and NCFC with regard to the Shared Collateral relate back to the original NCFC loan to DCI and DDI, and the division of interests taking place in the transaction to which this Intercreditor Agreement relates is as a result of the assignment of a portion of that original NCFC Loan to Lobozzo by NCFC pursuant to an Assignment being executed of even date with this Intercreditor Agreement.

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     4. NCFC agrees that so long as no Event of Default pursuant to clause 7(a),
(b), (c), (d), (e), (g), (i), (l) or (m) of the NCFC Note occurs, taking into consideration any and all cure periods, that NCFC will not take any action whatsoever to enforce the NCFC Note or to enforce, realize upon or foreclose its security interest in the Shared Collateral or take any action which in any other manner affects NCFC Note or the Shared Collateral, including, in the case of bankruptcy, any action seeking relief from the automatic stay. No event of default under the NCFC Note except for those which are described in clause 7(a),
(b), (c), (d), (e), (g), (i), (l) or (m) thereof shall entitle NCFC to take action to enforce the NCFC Note or to take action related to the seizure,

replevin, liquidation or other disposition of Shared Collateral without the prior written consent of Lobozzo. Notwithstanding the foregoing, if NCFC is unable by operation of section 362 of the United States Bankruptcy Code or any other insolvency stay provision, to give notice or commence the running of any grace or cure period under Section 7 of the NCFC note, then the giving of such notice and/or the commencement of such cure period shall be deemed to have occurred on the date any one or more of the specified events (other than the giving of notice) enumerated in Section 7 shall have occurred, so long as any otherwise-required written notice shall have been given to Lobozzo.

     5. If an Event of Default exists pursuant to clause 7(a) or 7(h) of the NCFC Note and (i) all scheduled payments of

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Indebtedness are current and (ii) no Event of Default exists pursuant to clause
7(d) of the NCFC Note, NCFC agrees that it will not take any action to enforce its rights under the Pledge Agreement or the Lobozzo Guaranty until October 10, 1999. Notwithstanding the foregoing, if NCFC is unable by operation of section 362 of the United States Bankruptcy Code or any other insolvency stay provision, to give notice or commence the running of any grace or cure period under Section 7 of the NCFC note, then the giving of such notice and/or the commencement of such cure period shall be deemed to have occurred on the date of the specified events (other than the giving of notice) enumerated in Section 7 shall have occurred, so long as such written notice shall have been given to Lobozzo.

     6. This Intercreditor Agreement shall be governed by the internal laws of the State of New York without regard to the principles of conflicts of laws and shall be binding upon the parties hereto and their respective successors and assigns.

     7. This Intercreditor Agreement may not be amended by any party except in writing signed by all the parties hereto.

     8. This Intercreditor Agreement is solely for the benefit of the parties hereto and their respective successors and assigns and no other person shall have any right, benefit or interest under, or because of the existence of this Intercreditor Agreement.

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     9. This Intercreditor Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     10. In the event that, as a result of a lock box arrangement which exists among DCI, DDI and NCFC, any checks or instruments of payment are received by NCFC at its existing lock box, NCFC will take such checks or instruments as agent for DCI, and, as soon as practicable, will take such steps as are necessary to deliver by courier or overnight delivery service to such bank or other recipient as DCI and DDI direct by written instructions to NCFC, all such checks or instruments, uncashed and undeposited. The actual cost of any courier or overnight delivery will be borne by DCI. In the event that Lobozzo ever determines that the foregoing arrangement results in unacceptable delays in the receipt of funds, the parties hereto agree to execute such documents as are reasonably necessary to effectuate a transfer of funds in a more prompt manner. In no event shall NCFC cash or deposit any checks or instrument received by it as a result of such lock box arrangement or exercise in any way any right of offset against the assets of DCI or DDI or apply any such checks or instruments to the payment of any obligations of DCI to NCFC.

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     11. Recognizing and in consideration of Lobozzo's undertakings as herein set forth, NCFC hereby waives and releases Lobozzo and his representatives, attorneys, agents, and employees from any liability, suit, damage, claim, loss, or expense of any kind or nature whatsoever and howsoever arising out of or relating to Lobozzo's acts or omissions with respect to NCFC or any of its lending relationships with the Borrower arising on or before the date hereof; provided, however, that specifically excepted from the terms of the release set forth in this paragraph 11 shall be the obligations of Lobozzo pursuant to a Pledge Security Agreement of even date herewith between Lobozzo and NCFC.

     11. No provision contained in this Intercreditor Agreement nor in any other document executed between or amongDCI, NCFC or Lobozzo shall constitute, or be construed to be or to create, a partnership, joint venture or other non-lending relationship between DCI, NCFC or Lobozzo or any of them. DCI, NCFC and Lobozzo specifically acknowledge that no such relationship is intended hereby and that NCFC has entered into this Intercreditor Agreement and all documents entered into and in connection with this Intercreditor Agreement solely in its capacity as lender to DCI.

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     IN WITNESS WHEREOF, NCFC and Lobozzo have caused this Intercreditor
Agreement to be executed, intending to be legally bound, as of the date first above written.

                                   NATIONAL CANADA FINANCE CORP.

                                   By: /s/ E. Lynn Forgash
                                       ----------------------------------
                                       Name:
                                       Title:

                                   /s/ Joseph M. Lobozzo II

                                   --------------------------------------
                                   Joseph M. Lobozzo II

     The undersigned acknowledge receipt of a copy of the above Intercreditor Agreement and agree to, and are entitled to rely upon, the terms thereof.


                                   DELTA COMPUTEC INC.

                                   By: /s/ Michael Julian
                                       ----------------------------------
                                       Name:
                                       Title:

                                   DELTA DATA NET, INC.


                                   By:  /s/ Michael Julian
                                       ----------------------------------
                                       Name:
                                       Title:

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